UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant

To Section 18 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008

NITAR TECH CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-127170	N/A
State or other jurisdiction of incorporation	Commission File Number	I.R.S. employer identification number

2283 ARGENTIA SQUARE, UNIT #8

MISSISSAUGA, ONTARIO, CANADA, L5N 5Z2

(Address of principal executive offices, including zip code)

(905) 824-5306 [EXT. 201]

(Registrant's telephone number, including area code)

None

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Termination of Acquisition of Assets

Effective March 17, 2008, the NITAR Board of Directors announced that as a result of due diligence disclosure, it has decided to cancel the intended asset purchase of AllSafe Cable Co., Ltd.

Item 5.02 – Resignation of a Director and of a Principal Officer

The NITAR Board of Directors announced that, effective March 10, 2008, Mr. Nien-Chun Yang has resigned as Director.

The NITAR Board of Directors also announced that, effective March 10, 2008 Byron Hsueh has resigned as the Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nitar Tech Corp.

(Registrant)

Dated: March 18, 2008

By:    /S/

Luiz O. Brasil

President